Exhibit 3(I)

DEAN HELLER	Entity Number: E0300822006-1
206 North Carson Street	Document Number: 20060251533-97
Carson City, Nevada 89701-4299	Filing Date and Time: 4/20/2006 1:50:12 PM

(775) 684 5708

Website: secretaryofstate.biz

Articles of Incorporation

(PURSUANT TO NRS 78)

1.

Name of Corporation:

Dialpoint Communications Corporation

2.

Resident Agent

Paul Falcon

Name and Street

975 Seven Hills Drive #2817, Henderson, Nevada 89052

Address

3.

Shares

Number of Shares with par value: 1,000,000   Par Value $.001

4.

Name &

Paul Falcon

Addresses

975 Seven Hills Drive #2817, Henderson, Nevada 89052

Of Board of

Directors/Trustees

5.

Purpose

Any and All Legal Purposes

6.

Name, addresses

Paul Falcon

Signed:

/Signed/ Paul Falcon

And signature of

975 Seven Hills Drive #2817, Henderson, Nevada 89052

Incorporator

7.

Certificate of

I hereby accept appointment as Resident Agent for the above named corporation

Acceptance of

Appointment of

Signed:

/Signed/ Paul Falcon

   Date

4/19/2006

Resident Agent

Paul Falcon

ROSS MILLER	Document Number: 20070038896-73
206 North Carson Street	Entity Number: E0300822006-1
Carson City, Nevada 89701-4299	Filing Date and Time: 1/19/2007 2:54pm

(775) 684 5708

Website: secretaryofstate.biz

Certificate of Amendment

(PURSUANT TO NRS 78.385 and 78.390)

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.39 – After Issuance of Stock)

1.

Name of Corporation

Dialpoint Communications Corporation

2.

The articles have been amended as follows (provide article numbers, if available)

Shares (Number of Shares Authorized to Issue): 75,000,000 Par Value: $0.001

3.

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted n favor of this amendment is:  100% - 1,000,000

4.

Effective date of the filing

5.

Officer Signature (REQUIRED):

/Signed/ by Billy Radford – President

2